Exhibit 10.1
Execution Version
Basic Energy Services, Inc.
$225,000,000 11.625% Senior Secured Notes due 2014
PURCHASE AGREEMENT
July 23, 2009
Houston, Texas
Goldman, Sachs & Co.
Banc of America Securities LLC
UBS Securities LLC
Jefferies & Company, Inc.
Capital One Southcoast, Inc.
Comerica Securities, Inc.
Natixis Bleichroeder Inc.
c/o Goldman, Sachs & Co.
1000 Louisiana St.
Suite 550
Houston, Texas 77002
Ladies and Gentlemen:
          Basic Energy Services, Inc., a Delaware corporation (the “Company”), and each of the other Guarantors (as defined herein) agree with you as follows:
          1. Issuance of Notes. The Company proposes to issue and sell to Goldman, Sachs & Co., Banc of America Securities LLC, UBS Securities LLC (together with Goldman, Sachs & Co. and Banc of America Securities LLC, the “Representatives”), Jefferies & Company, Inc., Capital One Southcoast, Inc., Comerica Securities, Inc. and Natixis Bleichroeder Inc. (together with the Representatives, the “Initial Purchasers”) $225,000,000 aggregate principal amount of 11.625% Senior Secured Notes due 2014 (the “Original Notes”). The Company’s obligations under the Original Notes and the Indenture (as defined below) will be, jointly and severally, unconditionally guaranteed (the "Guarantees”), on a senior secured basis, by each of the Subsidiaries (as defined below) listed on the signature pages hereto (collectively, the “Guarantors,” and, together with the Company, the "Issuers”). The Original Notes and the Guarantees are referred to herein as the “Securities.” The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated the Closing Date (as defined herein), by and between the Issuers and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”).
          The Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the

“Act”). The Issuers have prepared a preliminary offering circular, dated as of July 22, 2009, the “Preliminary Offering Circular”), and a pricing supplement thereto dated the date hereof, which includes the information contained in Schedule III (the “Pricing Supplement”). The Preliminary Offering Circular (as amended and supplemented immediately prior to the Applicable Time (as defined below)) and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after the execution of this Purchase Agreement (this “Agreement”), the Issuers will prepare a final offering circular dated the date hereof (the “Final Offering Circular”). For the purposes of this Agreement, the “Applicable Time” is 3:00 p.m. (Eastern time) on the date of this agreement.
          The Initial Purchasers have advised the Issuers that the Initial Purchasers intend, as soon as they deem practicable after this Agreement has been executed and delivered, to resell (the “Exempt Resales”) the Securities in private sales exempt from registration under the Act on the terms set forth in the Pricing Disclosure Package, solely to (i) persons whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” (“QIBs”), as defined in Rule 144A under the Act (“Rule 144A”), in accordance with Rule 144A and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act (“Regulation S”) in accordance with Regulations S (the persons specified in clauses (i) and (ii), the “Eligible Purchasers”).
          Holders (including subsequent transferees) of the Securities will have the registration rights under the registration rights agreement (the “Registration Rights Agreement”), between the Issuers and the Initial Purchasers, to be dated the Closing Date, substantially in the form attached hereto as Exhibit A. Under the Registration Rights Agreement, the Issuers will agree to (a) file with the Securities and Exchange Commission (the “Commission”) (i) a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement), the “Exchange Notes” and, together with the Original Notes, the “Notes”), guaranteed by the guarantors under the Indenture, to be offered in exchange for the Original Notes and the Guarantees thereof (the “Exchange Offer”) and issued under the Indenture and/or (ii)under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Original Notes and the Guarantees thereof, (b) to use its reasonable best efforts to cause the Exchange Offer Registration Statement and, if applicable, the Shelf Registration Statement to be declared effective and (c) to consummate the Exchange Offer, all within the time periods specified in the Registration Rights Agreement.
          The Issuers have agreed to secure the Notes by granting to the Trustee for the benefit of the holders of the Notes a perfected first-priority lien (subject to Permitted Collateral Liens, as such term is defined in the Indenture) in the Collateral (as such term is defined in that certain Security Agreement, dated as of the Closing Date, by and among the Grantors (as defined therein) and the Trustee (the “Security Agreement”)) as required pursuant to the Indenture and other security instruments and documents as are necessary to create and perfect the liens and security interests contemplated by the Indenture and the Security Agreement (the foregoing documents and, along with the Security Agreement, collectively referred to herein as the “Security Documents”).

          This Agreement, the Notes, the Guarantees, the Indenture, the Registration Rights Agreement and the Security Documents are hereinafter sometimes referred to collectively as the “Note Documents.”
          2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, the Issuers agree to issue and sell to the Initial Purchasers, and on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuers, the aggregate principal amount of the Securities set forth opposite its name on Schedule I attached hereto. The purchase price for the Securities shall be 92.851% of their principal amount.
          3. Delivery and Payment. Delivery of, and payment of the purchase price (via wire transfer) for, the Securities shall be made at 9:00 a.m. Houston time, on July 31, 2009 (such date and time, the “Closing Date”) at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by mutual agreement between the Initial Purchasers and the Company.
          The Securities shall be delivered by the Issuers to the Initial Purchasers (or as the Initial Purchasers direct) through the facilities of The Depository Trust Company against payment by the Initial Purchasers of the purchase price therefor by means of wire transfer of immediately available funds to such account or accounts specified by the Company in accordance with Section 8(h) on or prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Securities shall be evidenced by one or more certificates in global form registered in such names as the Initial Purchasers may request upon at least one business day’s notice prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities.
          4. Agreements of the Issuers. The Issuers jointly and severally, covenant and agree with the Initial Purchasers as follows:
     (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, as many copies of the Preliminary Offering Circular, the Pricing Supplement and the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Circular, the Pricing Supplement and the Final Offering Circular, and any amendments or supplements thereto, by the Initial Purchasers in connection with Exempt Resales.
     (b) As promptly as practicable following the execution and delivery of this Agreement and in any event not later than the second business day following the date hereof, to prepare and deliver to the Initial Purchasers the Final Offering Circular, which shall consist of the Preliminary Offering Circular as modified only by the information contained in the Pricing Supplement. Not to amend or supplement the Preliminary Offering Circular or the Pricing Supplement. Not to amend or supplement the Final Offering Circular prior to the Closing Date unless the Initial Purchasers shall previously have been advised of such proposed amendment or supplement at least two business days prior to the proposed use, and shall not have objected to such amendment or supplement.
     (c) If, prior to the later of (x) the Closing Date and (y) the time that the Initial Purchasers have completed their distribution of the Securities, any event shall occur that, in the judgment of the Issuers or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Final Offering Circular, as then amended or supplemented, untrue or that requires the making of any additions to or changes in the Final Offering Circular in order to make the statements in the Final Offering Circular, as then amended or supplemented, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Final Offering Circular to comply with all applicable laws, the Issuers shall promptly notify the Initial Purchasers of such event and (subject to Section 4(b)) prepare an appropriate amendment or supplement to the Final Offering Circular so that (i) the statements in the Final Offering Circular, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances at the Closing Date and at the time of sale of Securities, not misleading and (ii) the Final Offering Circular will comply with applicable law.
     (d) To qualify or register the Securities under the securities laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, no Issuer shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.
     (e) To advise the Initial Purchasers promptly, and if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. The Issuers shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any securities laws, the Issuers shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.
     (f) Whether or not the transactions contemplated by this Agreement are consummated, to pay all costs, expenses, fees and disbursements (including fees and disbursements of counsel and accountants for the Issuers) incurred and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Circular, the Pricing Supplement and the Final Offering Circular and any amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuers and the Initial Purchasers in connection with any meetings with prospective investors in the Securities, (iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery of the Securities by the Issuers to the Initial Purchasers, (v) the qualification or registration of the Securities for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees and disbursements of counsel (including local counsel) to the Initial Purchasers relating thereto), (vi) the application for quotation of the Securities in The Portal Alliance (“Portal”), (vii) the inclusion of the Securities in the book-entry system of The Depository Trust Company (“DTC”), (viii) the rating of the Securities by rating agencies, (ix) the fees and expenses of the Trustee and its counsel and (x) the performance by the Company of its other obligations under the Note Documents, including all fees and expenses in connection with the creation and perfection of the Liens under each of the Security Documents (including, without limitation, filing and recording fees, search fees and taxes); provided, notwithstanding the foregoing, the Initial Purchasers shall pay for all expenses incurred in connection with chartered aircraft used in connection with the transactions contemplated by this Agreement.
     (g) To use the proceeds from the sale of the Original Notes in the manner described in the Pricing Disclosure Package under the caption “Use of Proceeds.”
     (h) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Securities.
     (i) Not to, and not to permit any Subsidiary to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to the Initial Purchasers or any Eligible Purchasers.
     (j) Not to, and to cause its affiliates (as defined in Rule 144 under the Act) not to, resell any of the Securities that have been reacquired by any of them.
     (k) Not to engage, not to allow any Subsidiary to engage, and to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company makes no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Securities in the United States.
     (l) Not to engage, not to allow any Subsidiary to engage, and to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company makes no covenant) not to engage, in any directed selling effort with respect to the Securities, and to comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.
     (m) From and after the Closing Date, for so long as any of the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Securities in connection with any sale of such Securities and (ii) any prospective purchaser of such Securities from any such holder or beneficial owner designated by the holder or beneficial owner. The Company will pay the expenses of preparing, printing and distributing such documents.
     (n) To comply with their obligations under the Registration Rights Agreement.
     (o) To cooperate with and assist the Initial Purchasers to obtain approval of the Securities to be eligible for clearance and settlement through DTC.
     (p) Prior to the Closing Date, to furnish without charge to the Initial Purchasers, (i) as soon as they have been prepared by the Company, a copy of any regularly prepared internal financial statements of the Company and the Subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Pricing Disclosure Package, (ii) all other reports and other communications (financial or otherwise) that the Company mails or otherwise makes available to its security holders and (iii) such other information as the Initial Purchasers shall reasonably request.
     (q) Without the prior consent of the Representatives, not to make, and not to permit any of its affiliates or anyone acting on its or its affiliates behalf to make, any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”).
     (r) During the period of two years after the Closing Date or, if earlier, until such time as the Securities are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940.
     (s) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the distribution of the Securities, not to, and not to permit any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, for the purpose of creating actual or apparent active trading in, or of raising the price of, the Securities.

     (t) During the period from the date hereof through and including the date that is 30 days after the date hereof, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any Subsidiary and having a tenor of more than one year.
          5. Representations and Warranties.
          (a) The Issuers represent and warrant to the Initial Purchasers that, as of the date hereof and as of the Closing Date (references in this Section 5 to the “Offering Circular” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Circular in the case of representations and warranties made as of the Closing Date):
          (i) Neither the Pricing Disclosure Package, as of the Applicable Time, nor the Final Offering Circular, as of its date or (as amended or supplemented in accordance with Section 4(b), if applicable) as of the Closing Date, contains or represents any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and each Company Supplemental Disclosure Document listed on Schedule IV hereto does not conflict with the information contained in the Pricing Disclosure Package or the Final Offering Circular and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty with respect to information relating to the Initial Purchasers contained in or omitted from the Pricing Disclosure Package, the Final Offering Circular or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Initial Purchaser through the Representatives expressly for inclusion in the Pricing Disclosure Package, the Final Offering Circular or amendment or supplement thereto, as the case may be. No order preventing the use of the Preliminary Offering Circular, the Pricing Supplement or the Final Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Issuers, has been threatened.
          (ii) There are no securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system of the same class within the meaning of Rule 144A as the Securities.
          (iii) The capitalization of the Company as of the Closing Date will be as set forth in the “As Adjusted” column under the heading “Capitalization” in the Offering Circular, other than changes since March 31, 2009 in (A) cash and cash equivalents in the ordinary course of business, (B) other debt and obligations under capital leases in the ordinary course of business, and (C) items of stockholders’ equity for shares issued upon the exercise of options (including treasury stock) and shares repurchased by the Company, and for retained earnings. All of the issued and outstanding equity interests of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar right. Attached as Schedule II is a true and complete list of each entity in which the Company has a direct or indirect majority equity or voting interest (each, a “Subsidiary” and, together, the “Subsidiaries”), their jurisdictions of organization, name of its equityholder(s) and percentage of outstanding equity owned of record by each equityholder. All of the issued and outstanding equity interests of each Subsidiary have been duly and validly authorized and issued, are fully paid (to the extent required under the applicable limited liability company agreement or limited partnership agreement of the Subsidiary, as applicable) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), in the case of limited liability company interests in a Delaware limited liability company, and Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), in the case of any partnership interests in a Delaware limited partnership, and Section 17-403 of the Delaware LP Act with respect to general partner interests in a Delaware limited partnership), and, except for directors’ qualifying shares and as set forth in the Offering Circular, are owned, directly or indirectly through Subsidiaries, by the Company free and clear of all liens (other than transfer restrictions imposed by the Act, the securities or Blue Sky laws of certain jurisdictions and security interests granted pursuant to the Fourth Amended and Restated Credit Agreement, dated as of October 3, 2003, and amended and restated as of February 6, 2007, as amended by Amendment and Consent No. 1, dated as of May 4, 2009 (the “Credit Agreement”)). Except as set forth in the Offering Circular, there are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any equity interests of the Company or any of the Subsidiaries. No holder of any securities of the Company or any of the Subsidiaries is entitled to have such securities (other than the Securities) registered under any registration statement contemplated by the Registration Rights Agreement.
          (iv) Each of the Company and each Subsidiary (A) is a corporation, limited liability company, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization; (B) has all requisite corporate or other power and authority necessary to own its property and carry on its business as now being conducted and (C) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it or its ownership of property makes such qualification necessary, except where the failure to be so qualified and be in good standing, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. A “Material Adverse Effect” means (x) a material adverse effect on, or any development involving a prospective material adverse change in, the business, condition (financial or other), results of operations, performance or properties of the Company and the Subsidiaries, taken as a whole or (y) an adverse effect on the ability to consummate the transactions contemplated hereby on a timely basis.

          (v) Each Issuer has all requisite corporate or other power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is a party and to consummate the transactions contemplated hereby, and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes.
          (vi) This Agreement has been duly and validly authorized, executed and delivered by each Issuer.
          (vii) The execution and delivery of, and the performance by each Issuer of their respective obligations under the Indenture have been duly and validly authorized by each Issuer and, when duly executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the Trustee), will be a legally binding and valid obligation of each such Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether considered at equity or at law) and the discretion of the court before which any proceeding therefor may be brought (the “Enforceability Exceptions”). The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Circular.
          (viii) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company, and when issued, authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered by the Company against payment therefor by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legally binding and valid obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. The Original Notes, when issued, authenticated by the Trustee in accordance with the provisions of the Indenture and delivered, will conform in all material respects to the description thereof in the Offering Circular.
          (ix) The Exchange Notes have been, or on or before the Closing Date will be, duly and validly authorized for issuance by the Company, and when issued, authenticated and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be legally binding and valid obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
          (x) The Guarantees have been duly and validly authorized by each of the Guarantors and when the Original Notes are issued, authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of this Agreement and the

Indenture, will be legally binding and valid obligations of the Guarantors, enforceable against each of them in accordance with their terms, except that enforceability thereof may be limited by the Enforceability Exceptions. The guarantees of the Exchange Notes have been duly and validly authorized by each of the Guarantors and, when the Exchange Notes are issued, authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be legally binding and valid obligations of the Guarantors, enforceable against each of them in accordance with their terms, except that enforceability thereof may be limited by the Enforceability Exceptions.
          (xi) The Registration Rights Agreement has been duly and validly authorized by each Issuer and, when duly executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will constitute a valid and legally binding obligation of each such Issuer, enforceable against it in accordance with its terms, except that (A) the enforcement thereof may be limited by the Enforceability Exceptions and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Circular.
          (xii) The Security Documents have each been duly and validly authorized by each of the Grantors party thereto and, when executed and delivered by each such Grantor, will be legally binding and valid obligations of such Grantor, enforceable against such Grantor in accordance with their respective terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
          (xiii) Neither the Company nor any Subsidiary is (A) in violation of its charter, bylaws or other constitutive documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, “Agreements and Instruments”), or (C) in violation of any law, statute (including, without limitation, any rule or regulation) or any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency or other body with jurisdiction over any of them or any of their assets or properties (“Governmental Authority”), except, in the case of clauses (B) and (C), for such defaults or violations as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (xiv) The execution, delivery and performance of the Note Documents, the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents and the issuance and sale of the Securities does not and will not (A) violate the charter, bylaws or other constitutive documents of the Company or any Subsidiary, (B) conflict with or constitute a breach of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in a Repayment Event (as defined below), other than a Repayment Event that will be satisfied at the Closing Date as contemplated by the Offering Circular, or the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary under any of the Agreements and Instruments or (C) violate any law, statute, rule or regulation, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System, or any judgment, order or decree of any Governmental Authority, except for such conflicts, violations, breaches or defaults in the cases of clauses (B) and (C) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Governmental Authority is required to be obtained or made by the Company or any Subsidiary for the execution, delivery and performance by the Company or any Subsidiary of the Note Documents, the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and by the Note Documents, except (1) such as have been or will be obtained or made on or prior to the Closing Date, (2) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, and qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in connection with the issuance of the Exchange Notes, (3) the filings required to perfect Liens granted pursuant to the Security Documents and (4) such filings as may be required to terminate Liens securing existing indebtedness to be paid off with the proceeds of the Offering. No consents or waivers from any other person or entity are required for the execution, delivery and performance of the Note Documents, the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents and the issuance and sale of the Securities, other than such consents and waivers as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.
          (xv) When executed and delivered to the Trustee at the Closing, the Security Documents will grant and create, in favor of the Trustee for the benefit of the holders of the Notes as security for all of the Obligations (as such term is defined in the Security Agreement), a valid and enforceable Lien in the Collateral, and when the filings, the act of taking possession or the other acts (as the case may be) referred to in the following sentences are made or taken, such Liens will be perfected first priority Liens (subject only to Permitted Collateral Liens). The Company will also deliver at the Closing, UCC-1 financing statements for each of the Grantors, together with all schedules and exhibits to such financing statements, in appropriate form for filing with the Secretary of State (or other authorized officer) of the jurisdiction of formation or organization for such Grantor (“UCC Financing Statements”), covering the Collateral described therein as being covered thereby. The Company shall file each such UCC

     Financing Statement in the appropriate governmental office referred to in the preceding sentence.
               (xvi) The public accountants whose report is included in the Offering Circular are independent within the meaning of the Act. The historical financial statements (including the notes thereto) included in the Offering Circular present fairly in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholder’s equity of the Company at the respective dates and for the respective periods indicated. All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods presented (except as disclosed therein) and in compliance with Regulation S-X (“Regulation S-X”) under the Exchange Act. The information set forth under the captions “Offering Circular Summary — Summary Historical Consolidated Financial Information” and “Selected Historical Financial Data” included in the Offering Circular have been prepared on a basis consistent with that of the audited financial statements of the Company. The ratio of earnings to fixed charges has been calculated in compliance with Item 503(d) of Regulation S-K. The other financial information, including but not limited to the financial information under the heading “Offering Circular Summary — Recent Developments” and non-GAAP financial measures, if any, included in the Offering Circular have been prepared in good faith and on a reasonable basis consistent with that of the unaudited financial statements of the Company. Since the date as of which information is given in the Offering Circular, except as set forth as contemplated in the Offering Circular, (A) neither the Company nor any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (B) there has not been any event or development in respect of the business or condition (financial or other) of the Company or any Subsidiary that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its equity interests and (D) there has not been any change in the long-term debt of the Company or any Subsidiary other than changes due to ordinary course of business capital leases.
               (xvii) The statistical and market-related data and forward-looking statements included in the Offering Circular are based on or derived from sources that the Issuers believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The Company has obtained the written consent to the use of such data from such sources to the extent required.
               (xviii) As of the date hereof and as of the Closing Date, immediately prior to and immediately following the issuance and sale of the Securities, each Issuer is and will be Solvent. As used herein, “Solvent” shall mean, for any person on a particular date, that on such date (A) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (B) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (C) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (D) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute an unreasonably small capital and (E) such person is able to pay its debts as they become due and payable.
               (xix) Except as set forth in the Offering Circular, there is (A) no action, suit or proceeding before or by any Governmental Authority or arbitrator, now pending or, to the knowledge of the Issuers, threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of the Company or any Subsidiary is or may be subject and (B) no judgment, decree or order of any Governmental Authority that, in either of clause (A) or (B), could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
               (xx) Except as could not reasonably be expected to have a Material Adverse Effect, no labor disturbance by the employees of the Company or any Subsidiary exists or, to the knowledge of the Issuers, is imminent.
               (xxi) Except as described in the Offering Circular and except for such matters as would not individually or in the aggregate have a Material Adverse Effect (A) none of the Company or any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, or any of its Subsidiaries, and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.
               (xxii) The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
               (xxiii) The Company and the Subsidiaries have good and indefeasible title in fee simple to all items of owned real property, and good and marketable title to all personal property owned by each of them in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, except (A) such as would not reasonably be expected a Material Adverse Effect, (B) liens described in the Offering Circular and (C) liens permitted by the Indenture. Any real property, personal property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
               (xxiv) Each of the Company and the Subsidiaries has insurance covering its properties, operations, personnel and business, including protection and indemnity insurance, which insurance is in amounts and insures against such losses and risks as are generally deemed adequate to protect each of the Company and the Subsidiaries and its business consistent with industry practice. All policies of insurance insuring the Company and its Subsidiaries or their businesses, assets, employees, officers and directors are in full force and effect. Each of the Company and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it or any of its Subsidiaries will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
               (xxv) All tax returns required to be filed by the Company or any Subsidiary have been filed (or extensions have been obtained) in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, value added and franchise taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with GAAP or those currently payable without penalty or interest and except where the failure to make such required filings or payments could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
               (xxvi) Neither the Company nor any Subsidiary is, or after giving effect to the transactions contemplated hereby will be, required to be registered as an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

               (xxvii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of their financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for their assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
               (xxviii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any Subsidiary and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
               (xxix) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has, directly or through any person acting on its or their behalf (other than any Initial Purchaser, as to which no representation is made), (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities, (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities in a manner that would require registration of the Securities under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any Issuer in a manner that would require registration of the Securities under the Act, (C) sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of any security (as defined in the Act) that is currently or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Act or (D) engaged in any directed selling effort (as defined by Regulation S) with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulations.
               (xxx) No form of general solicitation or general advertising (prohibited by the Act in connection with offers or sales such as the Exempt Resales) was used by the Company or any person acting on its behalf (other than any Initial Purchaser as to which no representation is made) in connection with the offer and sale of any of the Securities or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising within the meaning of Regulation D under the Act. The Company has not made, and has not permitted any of its affiliates or anyone acting on its or its affiliates behalf to make, any Company Supplemental Disclosure Document other than as set forth on Schedule IV hereto. Neither the Company nor any of its affiliates has entered into, or will enter into, any contractual arrangement with respect to the distribution of the Securities except for this Agreement.
               (xxxi) Except as described in the section entitled “Plan of Distribution” in the Offering Circular, there are no contracts, agreements or understandings between the Company or any Subsidiary and any other person other than the Initial Purchasers pursuant to this Agreement that would give rise to a valid claim against the Company, any Subsidiary or any of the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Securities.
               (xxxii) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”). The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective.
               (xxxiii) None of the Issuers nor, to the knowledge of the Issuers, any director, officer, agent, employee or affiliate of the any of the Issuers is currently the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity that, at the time of such funding, is the subject of any sanctions administered by OFAC.
               (xxxiv) None of the Issuers, nor, to the knowledge of the Issuers, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Issuers, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or (ii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977.
          Each certificate signed by any officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuers to the Initial Purchasers as to the matters covered by such certificate.
          The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 of this Agreement,

counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Company hereby consents to such reliance.
          (b) Each Initial Purchaser represents to the Issuers that it is a QIB and acknowledges that it is purchasing the Securities pursuant to a private sale exemption from registration under the Act, and that the Securities have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Issuers that:
               (i) Neither it, nor any person acting on its behalf, has or will solicit offers for, or offer or sell, any Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and it has and will solicit offers for the Securities only from, and will offer and sell the Securities only to, (A) persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent only when such person has represented to such Initial Purchaser that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in accordance with and reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (B) persons other than U.S. persons outside the United States in reliance on, and in compliance with, the exemption from the registration requirements of the Act provided by Regulation S.
               (ii) With respect to offers and sales outside the United States, such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchasers nor any person acting on their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S. Terms used in this Section 5(b)(ii) have the meanings given to them by Regulation S.
Each Initial Purchaser severally agrees that, at or prior to confirmation of a sale of Securities pursuant to Regulation S it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:
     “The Securities covered hereby have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to or for the account or benefit of, U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S.”
          The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and each Initial Purchaser hereby consents to such reliance.
          6. Indemnification.
          (a) The Issuers, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of any Initial Purchaser and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, “Losses”) to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Circular, or in any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that none of the Issuers will be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to an Initial Purchaser made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser through the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.
          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of any of the Issuers and the agents, employees, officers and directors of any such controlling person from and against any and all Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Circular, or in any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission relating to such Initial Purchaser made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Initial Purchaser through the Representatives expressly for use therein.
          (c) Promptly after receipt by an indemnified party under Section 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an “action”), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (C) such indemnified party shall have given the indemnifying party at least 45 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (a) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (b) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Securities (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total discount and commissions received by the Initial Purchasers. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an Issuer or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.
          The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Securities purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls an Issuer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of an Issuer shall have the same rights to contribution as the Issuers. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.
          8. Conditions of Initial Purchasers’ Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:
     (a) All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date. The Issuers shall have performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date. The Initial Purchasers shall have received a certificate, dated the Closing Date, signed by the chief executive officer and chief financial officer of the Company, certifying as to the foregoing and to the effect in Section 8(c).
     (b) The Final Offering Circular shall have been printed and copies distributed to the Initial Purchasers as required by Section 4(a). No stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.
     (c) Since the Applicable Time, there shall not have been any decrease in the rating of any debt or preferred stock of the Company or any Subsidiary by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
     (d) The Initial Purchasers shall have received on the Closing Date opinions dated the Closing Date, addressed to the Initial Purchasers, of (i) Andrews Kurth LLP, counsel to the Company, substantially to the effect set forth in Exhibit B attached hereto, including with respect to Guarantors organized under the laws of the states of Delaware and Texas; (ii) counsel to the Guarantors organized under the laws of the State of Oklahoma substantially in the form of Exhibit C, (iii) counsel to the Guarantor organized under the laws of the State of Kansas substantially in the form of Exhibit D, (iv) counsel to the Guarantor organized under the laws of the State of New Mexico substantially in the form of Exhibit E, and (v) special Federal Aviation Administration counsel in the State of Oklahoma that will render an opinion as to the enforceability of the Security Agreement in relation to the Aircraft (as defined in the Security Agreement) and the perfection of the Lien on the Security Agreement on such Aircraft, in each case, in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers.
     (e) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date of Vinson & Elkins L.L.P., counsel to the Initial Purchasers, in form and substance satisfactory to the Representative. Such counsel shall have been furnished with such certificates and documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.
     (f) On the date hereof, the Initial Purchasers shall have received a “comfort letter” from KPMG LLP, the independent public accountants for the Company, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers, covering the financial and accounting information in the Preliminary Offering Circular and the Pricing Supplement. In addition, the Initial Purchasers shall have received a “bring-down comfort letter” from the independent public accountants for the Company, dated as of the Closing Date, addressed to the Initial Purchasers and in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial and accounting information in the Final Offering Circular and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date, and otherwise in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers.
     (g) The Issuers and the Trustee shall have executed and delivered the Indenture and the Initial Purchasers shall have received copies thereof. The Issuers shall have executed and delivered the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof. The Grantors and the Trustee shall have executed and delivered the Security Agreement and any other Security Documents to which they are intended to be a party, and the Initial Purchasers shall have received copies thereof.
     (h) The Initial Purchasers shall have been furnished with wiring instructions for the application of the proceeds of the Securities in accordance with this Agreement and such other information as they may reasonably request.
     (i) The Securities shall be eligible for trading in Portal upon issuance. All agreements set forth in the blanket representation letter of the Company to DTC relating to eligibility of the Securities for clearance and settlement through DTC shall have been complied with.
     (j) The Trustee shall have received (with a copy for the Initial Purchasers):
     (i) appropriately completed copies, which have been duly authorized for filing by the appropriate entity, of UCC Financing Statements naming the Company and each other Grantor as a debtor and the Trustee as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the reasonable opinion of any of the Trustee, or the Initial Purchasers and their respective counsel, desirable to perfect the Liens of the Trustee pursuant to the Security Documents;
     (ii) termination statements (or copies of authorizations to file termination statements) with respect to filings under the Uniform Commercial Code necessary to release all Liens (other than Permitted Collateral Liens) of any person in any Collateral described in the Security Documents previously granted by any person and authorization to file terminations of UCC-1 filings evidencing such Liens;
     (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Trustee, dated a date reasonably near to the Time of Delivery, listing all effective Financing Statements which name any of the Grantors (under its present name and any previous names used in the preceding five years) as the debtor, together with copies of such Financing Statements (none of which shall cover any collateral described in the Security Documents, other than such Financing Statements that evidence Permitted Collateral Liens);
     (iv) such releases, reconveyances, satisfactions or other instruments as it may request to confirm the release, satisfaction and discharge in full of all mortgages, deeds of trust, security agreements, and other documents creating or evidencing Liens (other than Permitted Collateral Liens) at any time delivered by any of the Grantors to secure any of the Grantors’ existing indebtedness that is secured by assets constituting Collateral, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns;
     (v) documents from each of the lenders under any of the Grantors’ existing indebtedness that is secured by assets constituting Collateral (other than such indebtedness secured by Permitted Collateral Liens) indicating the total amount of indebtedness payable to such lender and providing that such lender shall, upon payment to such lender of the full amount of the indebtedness payable to it, immediately release all Liens held by it and provide all related documentation necessary to evidence such release in form and substance satisfactory to the Trustee and its counsel;
     (vi) all certificates or instruments (if any) representing or evidencing the Collateral in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee;

     (vii) certificates of the Grantors’ insurance brokers in form and substance reasonably satisfactory to the Initial Purchasers confirming that all insurance requirements of the Security Documents are satisfied; and
     (viii) such other documents, approvals, affidavits, opinions or certificates as the Trustee or the Initial Purchasers may reasonably request in form and substance reasonably satisfactory to the Trustee or the Initial Purchaser, as the case may be.
     (k) All UCC Financing Statements and financing statement terminations, required pursuant to clauses (i) and (ii) of paragraph (j) above (collectively, the “Financing Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Trustee (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Trustee and its counsel (i) the Filing Agent’s receipt of all Financing Statements, (ii) that the Financing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing and (iii) that the Filing Agent will notify the Trustee and its counsel of the results of such submissions within 30 days following the Closing.
          If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled (or waived by the Initial Purchasers), this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party.
          The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchasers on the Closing Date.
          9. Survival of Representations and Agreements. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 10(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7, and 10(d) shall survive the termination of this Agreement, including pursuant to Section 10.
          10. Effective Date of Agreement; Termination.
          (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.
          (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers’ part to the Company or any affiliate thereof if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed under this Agreement when and as required; (ii) any other condition to the obligations of the Initial Purchasers under this Agreement to be fulfilled by the Issuers pursuant to Section 8 is not fulfilled when and as required in any material respect; (iii) trading in any securities of the Company shall be suspended or limited by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) a general moratorium shall have been declared by either Federal or New York or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred; (v) there is an outbreak or escalation of hostilities or national or international calamity in any case involving the United States, on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S. and international markets, making it, in the Representatives’ judgment, impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package; or (vi) there shall have been such a material adverse change in general economic, political or financial conditions or the effect (or potential effect if the financial markets in the United States have not yet opened) of international conditions on the financial markets in the United States shall be such as, in the Representatives’ judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package.
          (c) Any notice of termination pursuant to this Section 10 shall be given at the address specified in Section 11 below by telephone or facsimile, confirmed in writing by letter.
          (d) If this Agreement shall be terminated pursuant to Section 10(b), or if the sale of the Securities provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuers to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied or because of any refusal, inability or failure on the part of the Issuers to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuers, jointly and severally, will reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of the Initial Purchasers’ counsel) incurred in connection with this Agreement and the transactions contemplated hereby.
          (e) If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 10(e), the Closing Date shall be postponed for such period, not exceeding seven Business Days, as the Representatives shall determine in order that the required changes in the Final Offering Circular or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.
          11. Notice. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered or telecopied and confirmed in writing to c/o Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, NY 10004, Attention: Registration Department, with a copy for information purposes only to Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, TX 77002 (fax: 713-615-5620), Attention: Alan Beck, and if sent to the Issuers, shall be mailed, delivered or telecopied and confirmed in writing to (A)Basic Energy Services, Inc., 400 W. Illinois, Midland, TX 79701 (telephone: 432-620-5500, fax: 432-620-5501), Attention: Kenneth V. Huseman and (B) Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, TX 77002, Attention: David C. Buck, Esq. (fax: 713-220-4285).
          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.
          12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuers and the other indemnified parties referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.
          13. Construction. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
          14. Submission to Jurisdiction; Waiver of Jury Trial. The Issuers hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Issuers agree that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon the Issuers and may be enforced in any other courts in the jurisdiction of which the Issuers are or may be subject, by suit upon such judgment.

          15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.
          16. Counterparts. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.
          17. No Fiduciary Relationship. The Issuers hereby acknowledge that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Securities. The Issuers further acknowledge that each of the Initial Purchasers is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Initial Purchaser act or be responsible as a fiduciary to the Issuers, their management, stockholders, creditors or any other person in connection with any activity that such Initial Purchaser may undertake or has undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Issuers, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Issuers hereby confirm their understanding and agreement to that effect. The Issuers and each Initial Purchaser agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by any Initial Purchaser to the Issuers regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Issuers. The Issuers hereby waive and release, to the fullest extent permitted by law, any claims that such Issuers may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Issuers in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
[Signature Pages Follow]

          If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuers and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuers and the Initial Purchasers.

BASIC ENERGY SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES GP, LLC
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES LP, LLC
By:	/s/ Jerry Tufly
	Name:	Jerry Tufly
	Title:	Sole Manager

BASIC ENERGY SERVICES L.P.
By:	BASIC ENERGY SERVICES GP, LLC
its General Partner

By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

FIRST ENERGY SERVICES COMPANY
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

Signature Page

BASIC ESA, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

BASIC MARINE SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

CHAPARRAL SERVICE, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

HENNESSEY RENTAL TOOLS, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

OILWELL FRACTURING SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

Signature Page

WILDHORSE SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

LEBUS OIL FIELD SERVICE CO.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

GLOBE WELL SERVICE, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

SCH DISPOSAL, L.L.C.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JS ACQUISITION LLC
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR HOLDINGS, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

Signature Page

ACID SERVICES LLC
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR ENERGY SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

SLEDGE DRILLING CORP.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

PERMIAN PLAZA, LLC
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

XTERRA FISHING & RENTAL TOOLS CO.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President

Signature Page

Confirmed and accepted as of the date first above written
Goldman, Sachs & Co.
Banc of America Securities LLC
UBS Securities LLC
Jefferies & Company, Inc.
Capital One Southcoast, Inc.
Comerica Securities, Inc.
Natixis Bleichroeder Inc.
By:	GOLDMAN, SACHS & CO. BANC OF AMERICA SECURITIES LLC UBS SECURITIES LLC as Representatives of the several Initial Purchasers

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

BANC OF AMERICA SECURITIES LLC
By:	/s/ Lex Maultsby
	Name:	Lex Maultsby
	Title:	Managing Director

UBS SECURITIES LLC
By:	/s/ Francisco Pinto-Leite
	Name:	Francisco Pinto-Leite
	Title:	Executive Director

By:	/s/ Michele R. Cousins
	Name:	Michele R. Cousins
	Title:	Director Leveraged Capital Markets

Signature Page

Schedule I

Principal Amount of
Initial Purchaser	Notes to Be Purchased
Goldman, Sachs & Co.	$113,445,000
Banc of America Securities LLC	34,312,500
UBS Securities LLC	34,312,500
Jefferies & Company, Inc.	17,167,500
Capital One Southcoast, Inc.	8,572,500
Comerica Securities, Inc.	8,572,500
Natixis Bleichroeder Inc.	8,572,500

Total	$225,000,000

I-1

Schedule II

Jurisdiction of
Subsidiary	Organization	Equity Holder and % Held by Each

Basic Energy Services GP, LLC	Delaware	Basic Energy Services Inc. — 100%

Basic Energy Services LP, LLC	Delaware	Basic Energy Services Inc. — 100%

Basic Energy Services L.P.	Delaware	Basic Energy Services GP, LLC. - 0.01%
Basic Energy Services LP, LLC - 99.99%

Basic ESA, Inc.	Texas	Basic Energy Services Inc. — 100%

Chaparral Service, Inc.	New Mexico	Basic Energy Services L.P. — 100%

Basic Marine Services, Inc.	Delaware	Basic Energy Services L.P. — 100%

First Energy Services Company	Delaware	Basic Energy Services L.P. — 100%

Hennessey Rental Tools, Inc.	Oklahoma	Basic Energy Services L.P. — 100%

Oilwell Fracturing Services, Inc.	Oklahoma	Basic Energy Services L.P. — 100%

Wildhorse Services, Inc.	Oklahoma	Basic Energy Services L.P. — 100%

LeBus Oil Field Service Co.	Texas	Basic Energy Services L.P. — 100%

Globe Well Service, Inc.	Texas	Basic Energy Services L.P. — 100%

SCH Disposal, L.L.C.	Texas	Basic Energy Services L.P. — 100%

JS Acquisition LLC	Delaware	Basic Energy Services L.P. — 100%

JetStar Holdings, Inc.	Delaware	JS Acquisition LLC — 100%

Acid Services, LLC	Kansas	JS Acquisition LLC — 100%

JetStar Energy Services, Inc.	Texas	JS Acquisition LLC — 100%

Sledge Drilling Corp.	Texas	Basic Energy Services L.P. — 100%

Permian Plaza, LLC	Texas	Basic Energy Services L.P. — 100%

Xterra Fishing & Rental Tools Co.	Texas	Basic Energy Services L.P. — 100%

II-1

Jurisdiction of
Subsidiary	Organization	Equity Holder and % Held by Each

Basic Energy Services International, LLC**	Delaware	Basic Energy Services L.P. — 100%

ESA de Mexico S. de R.L. C.V.**	Mexico	Basic Energy Services International, LLC — 99%

Basic ESA, Inc. — 1%

*	Will not be a Guarantor as of the Closing Date.

II-2

Schedule III
Basic Energy Services, Inc.
Pricing Term Sheet
Pricing Term Sheet dated July 23, 2009 to the Preliminary Offering Circular dated July 22, 2009 of Basic Energy Services, Inc. (the “Preliminary Offering Circular”). This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Circular. The information in this Pricing Term Sheet supplements the Preliminary Offering Circular and supersedes the information in the Preliminary Offering Circular to the extent it is inconsistent with the information in the Preliminary Offering Circular. Terms used herein and not defined herein have the meanings assigned in the Preliminary Offering Circular.

Issuer:	Basic Energy Services, Inc.

Title of Purchased Securities:	11.625% Senior Secured Notes due 2014

Issue Format:	Rule 144A/ Regulation S

Ratings (Moody’s/S&P):	Ba3/BB-

Trade Date:	July 23, 2009

Settlement:	July 31, 2009; T+6

Interest Payment Dates:	Semi-annually in arrears on each August 1 and February 1, commencing February 1, 2010

Principal Amount:	$225,000,000

Maturity:	August 1, 2014

Coupon:	11.625%

Net Proceeds (After Expenses):	$208.4 million

Benchmark Treasury:	U.S. Treasury 4.25% due August 2014

Spread to Benchmark Treasury:	+1054 bps

Yield to Maturity:	13.125%

Initial Price to Public:	94.621% per Note

Optional Redemption:	Make-whole call at any time prior to February 1, 2012 at the Applicable Premium (as defined in the Preliminary Offering Circular), then:

On or after	Price
February 1, 2012	105.813%
February 1, 2013	102.906%
February 1, 2014	100.000%

III-1

Optional Redemption (Equity Proceeds):	At any time before February 1, 2012, the Issuer may redeem up to 35% of the aggregate principal amount of the notes issued under the indenture with the net cash proceeds of one or more qualified equity offerings at a redemption price equal to 111.625% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to the date of redemption; provided that, at least 65% of the aggregate principal amount of the notes issued under the indenture remains outstanding immediately after the occurrence of such redemption and such redemption occurs within 90 days of the date of the closing of any such qualified equity offering.

Change of Control:	101% of the principal amount of the notes, plus accrued and unpaid interest, if any, to the payment date.

CUSIP/ISIN No.:	144A: 06985P AE0 / US06985PAE07 Reg S: U06858 AC5 / USU06858AC58

Joint Book-Running Managers:	Goldman, Sachs & Co. Banc of America Securities LLC UBS Securities LLC

Co-Managers:	Jefferies & Company, Inc. Capital One Southcoast, Inc. Comerica Securities, Inc. Natixis Bleichroeder Inc.

Pro Forma Ratio of Earnings to Fixed Charges:	The Issuer’s pro forma ratio of earnings to fixed charges, giving effect to the offering and the use of proceeds therefrom, would have been as follows (as of the beginning of each pro forma period presented below):

Pro Forma
Year Ended	Three Months Ended
December 31, 2008	March 31, 2009
3.4x	(a)

(a) Earnings were inadequate to cover fixed charges for such period by $215.6 million.

Capitalization:	As of March 31, 2009, on an as adjusted basis to give effect to the offering and the use of proceeds therefrom in the manner described in the Preliminary Offering Circular, the Issuer had cash and cash equivalents of $171.3 million, total debt of $518.6 million (including $212.9 million of indebtedness associated with its new senior notes) and total capitalization of $925.8 million. The $225.0 million of senior secured notes are recorded at their discounted amount, with the discount to be amortized over the life of the senior notes. This information supplements the information contained in the capitalization table under the column heading “As Adjusted” on page 26 of the Preliminary Offering Circular.

III-2

Revised Disclosures
     In addition to the terms described above, this Pricing Term Sheet amends and supplements the Preliminary Offering Circular as follows:
     On the cover page of the Preliminary Offering Circular, the second, third and fourth sentences of the third paragraph are hereby amended and restated as follows:
The notes and the guarantees will be secured by a first priority lien, subject to limited exceptions, on all of the current and future personal property of our company and our guarantor subsidiaries, except for cash and cash equivalents, accounts receivable, inventory, maritime assets (including our existing inland barge rigs), titled vehicles and the stock or other equity interests of our subsidiaries. As of March 31, 2009, the net book value of the collateral included approximately $525 million of property and equipment, which represents 71% of our total property and equipment.
     On page 8 of the Preliminary Offering Circular, the paragraph next to the caption “Collateral ...” is hereby amended and restated as follows:
The notes and the guarantees will be secured by a first priority lien, subject to limited exceptions, on all of the current and future personal property of our company and our guarantor subsidiaries, except for cash and cash equivalents, accounts receivable, inventory, maritime assets (including our existing inland barge rigs), titled vehicles and the stock or other equity interests of our subsidiaries. As of March 31, 2009, the net book value of the collateral included approximately $525 million of property and equipment, which represents 71% of our total property and equipment.
     On page 20 of the Preliminary Offering Circular, the third sentence under the Risk Factor “There May Not Be Sufficient Collateral to Pay All of the Notes” is hereby amended and restated as follows:
As of March 31, 2009, the net book value of the collateral included approximately $525 million of property and equipment.
     On page 50 of the Preliminary Offering Circular, the sentence under the under the heading “Other Debt—Credit Rating Agencies” is hereby amended and restated as follows:
Our Senior Notes due 2016 are currently rated B- and Caa1 by Standard and Poor’s and Moody’s, respectively.
     On page 80 of the Preliminary Offering Circular, clause (1) under the caption “Security” is hereby amended and restated as follows:
     (1) subject to limited exceptions, on all of the current and future personal property of the Issuer and the Guarantors, excluding cash and cash equivalents, accounts receivable, inventory, maritime assets (including our existing inland barge rigs), titled vehicles and the stock or other equity interests of our subsidiaries;
     On page 119 of the Preliminary Offering Circular, clause (16) of the definition of “Permitted Liens” is hereby amended and restated as follows:
     (16) Liens securing Indebtedness Incurred under the Credit Facilities or with respect to other obligations that do not exceed in the aggregate the greater of (a) $15.0 million or (b) 3.0% of the Issuer’s Consolidated Tangible Assets at any time outstanding;
     On page 120 of the Preliminary Offering Circular, clause (26) of the definition of “Permitted Liens” is deleted in its entirety.
     On page 123 of the Preliminary Offering Circular, the following sentence is hereby added to the end of the definition of “Subordinated Indebtedness”:

III-3

For purposes of the covenant described under “—Certain Covenants — Limitations on Restricted Payments,” our outstanding 7.125% Senior Notes due 2016 and any Refinancing Indebtedness issued with respect to such outstanding senior notes will be deemed to be “Subordinated Indebtedness.”
This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Circular. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Circular for a complete description.
The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.
This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction where the offering is prohibited.
Each security rating agency has its own methodology for assigning ratings. Security ratings are not recommendations to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

III-4

Schedule IV
Company Supplemental Disclosure Documents
1. Electronic Roadshow Presentation, dated July 6, 2009, made available by means of graphic communication through NetRoadshow, including written communication made available only as part of such roadshow and not separately.

IV-1

Exhibit A
FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT
Dated as of July 31, 2009
By and Among
BASIC ENERGY SERVICES, INC.,
the GUARANTORS named herein
and
GOLDMAN, SACHS & CO.,
BANC OF AMERICA SECURITIES LLC,
UBS SECURITIES LLC,
JEFFERIES & COMPANY, INC.,
CAPITAL ONE SOUTHCOAST, INC.,
COMERICA SECURITIES, INC. and
NATIXIS BLEICHROEDER INC.
as Initial Purchasers
11.625% Senior Secured Notes due 2014

A-1

-i-

REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is dated as of July 31, 2009, by and among BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Company”), and each of the Guarantors (as defined herein) (the Company and the Guarantors are referred to collectively herein as the “Issuers”), on the one hand, and GOLDMAN, SACHS & CO., BANC OF AMERICA SECURITIES LLC and UBS SECURITIES LLC (the “Representatives”) and JEFFERIES & COMPANY, INC., CAPITAL ONE SOUTHCOAST, INC., COMERICA SECURITIES, INC. and NATIXIS BLEICHROEDER INC. (together with the Representatives, the “Initial Purchasers”), on the other hand.
          This Agreement is entered into in connection with the Purchase Agreement, dated as of July 23, 2009, by and among the Issuers and the Initial Purchasers (the “Purchase Agreement”), relating to the offering of $225,000,000 aggregate principal amount of 11.625% Senior Secured Notes due 2014 of the Company (including the guarantees thereof by the Guarantors, the “Notes”). The execution and delivery of this Agreement is a condition to the Initial Purchasers’ obligation to purchase the Notes under the Purchase Agreement.
          The parties hereby agree as follows:
     Section 1. Definitions
          As used in this Agreement, the following terms shall have the following meanings:
          “action” shall have the meaning set forth in Section 8(c) hereof.
          “Advice” shall have the meaning set forth in Section 5 hereof.
          “Affiliate” of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.
          “Agreement” shall have the meaning set forth in the first introductory paragraph hereto.
          “Applicable Period” shall have the meaning set forth in Section 2(b) hereof.
          “Board of Directors” shall have the meaning set forth in Section 5 hereof.
          “Business Day” shall mean a day that is not a Legal Holiday.
          “Company” shall have the meaning set forth in the introductory paragraph hereto and shall also include the Company’s permitted successors and assigns.
          “Commission” shall mean the Securities and Exchange Commission.
          “day” shall mean a calendar day.
          “Delay Period” shall have the meaning set forth in Section 5 hereof.
          “Effectiveness Period” shall have the meaning set forth in Section 3(b) hereof.

          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Exchange Notes” shall have the meaning set forth in Section 2(a) hereof.
          “Exchange Offer” shall have the meaning set forth in Section 2(a) hereof.
          “Exchange Offer Registration Statement” shall have the meaning set forth in Section 2(a) hereof.
          “FINRA” shall have the meaning set forth in Section 5(s) hereof.
          “Guarantors” means each subsidiary of the Company listed on the signature page to this Agreement and each Person who executes and delivers a counterpart of this Agreement after the date hereof pursuant to Section 11(e) hereof.
          “Holder” shall mean any holder of a Registrable Note or Registrable Notes.
          “Indenture” shall mean the Indenture, dated as of July 31, 2009, by and among the Issuers and The Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.
          “Initial Purchasers” shall have the meaning set forth in the first introductory paragraph hereof.
          “Inspectors” shall have the meaning set forth in Section 5(n) hereof.
          “Issue Date” shall mean July 31, 2009, the date of original issuance of the Notes.
          “Issuers” shall have the meaning set forth in the first introductory paragraph hereto.
          “Legal Holiday” shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.
          “Liquidated Damages” shall have the meaning set forth in Section 4(a) hereof.
          “Liquidated Damages Payment Date” shall have the meaning set forth in Section 4(b) hereof.
          “Losses” shall have the meaning set forth in Section 8(a) hereof.
          “Market Maker” shall have the meaning set forth in Section 6(a) hereof.
          “Market Maker’s Information” shall have the meaning set forth in Section 6(d) hereof.
          “Market Making Registration Statement” shall have the meaning set forth in Section 8(a)(i) hereof.
          “Notes” shall have the meaning set forth in the second introductory paragraph hereto.
          “Participant” shall have the meaning set forth in Section 8(a) hereof.

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          “Participating Broker-Dealer” shall have the meaning set forth in Section 2(b) hereof.
          “Person” shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.
          “Private Exchange” shall have the meaning set forth in Section 2(b) hereof.
          “Private Exchange Notes” shall have the meaning set forth in Section 2(b) hereof.
          “Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Purchase Agreement” shall have the meaning set forth in the second introductory paragraph hereof.
          “Records” shall have the meaning set forth in Section 5(n) hereof.
          “Registrable Notes” shall mean each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, in each case until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the Commission and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note has been sold in compliance with Rule 144 or is salable pursuant to Rule 144 by a person that is not an “affiliate” (as defined in Rule 144) of the Company without regard to any of the conditions specified therein (other than the holding period requirement in paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination).
          “Registration Default” shall have the meaning set forth in Section 4(a) hereof.
          “Registration Statement” shall mean any appropriate registration statement of the Issuers covering any of the Registrable Notes filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          “Representatives” shall have the meaning set forth in the introductory paragraph hereto.
          “Requesting Participating Broker-Dealer” shall have the meaning set forth in Section 2(b) hereof.

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          “Rule 144” shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not Affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.
          “Rule 144A” shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.
          “Rule 415” shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.
          “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Shelf Filing Event” shall have the meaning set forth in Section 2(c) hereof.
          “Shelf Registration” shall have the meaning set forth in Section 3(a) hereof.
          “TIA” shall mean the Trust Indenture Act of 1939, as amended.
          “Trustee” shall mean the trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.
          “underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.
     Section 2. Exchange Offer
          (a) Unless the Exchange Offer would violate applicable law or interpretation of the staff of the Commission, the Issuers shall (i) file a Registration Statement (the “Exchange Offer Registration Statement”) with the Commission on an appropriate registration form with respect to a registered offer (the “Exchange Offer”) to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes (including the guarantees with respect thereto, the “Exchange Notes”) that are identical in all material respects to the Notes (except that the Exchange Notes shall not contain restrictive legends, terms with respect to transfer restrictions or Liquidated Damages upon a Registration Default), (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and (iii) use their reasonable best efforts to consummate the Exchange Offer within 270 days after the Issue Date. Upon the Exchange Offer Registration Statement being declared effective by the Commission, the Issuers will offer the Exchange Notes in exchange for surrender of the Notes. The Issuers shall keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders.
          Each Holder that participates in the Exchange Offer will be required to represent to the Issuers in writing that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) it is not an affiliate of the Company or any Guarantor as defined by Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not en-

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gaged in, and does not intend to engage in, a distribution of Exchange Notes and (v) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes.
          (b) The Issuers and the Initial Purchasers acknowledge that the staff of the Commission has taken the position that any broker-dealer that elects to exchange Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities for Exchange Notes in the Exchange Offer (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).
          The Issuers and the Initial Purchasers also acknowledge that the staff of the Commission has taken the position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.
          In light of the foregoing, if requested by a Participating Broker-Dealer (a “Requesting Participating Broker-Dealer”), the Issuers agree to use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective for a period necessary to comply with applicable law in connection with such resales but in no event more than 180 days after the date on which the Exchange Registration Statement is declared effective, or such longer period if extended pursuant to any Delay Period in accordance with the penultimate paragraph of Section 5 hereof (such period, the “Applicable Period”), or such earlier date as each Requesting Participating Broker-Dealer shall have notified the Company in writing that such Requesting Participating Broker-Dealer has resold all Exchange Notes acquired by it in the Exchange Offer. The Issuers shall include a plan of distribution in such Exchange Offer Registration Statement that meets the requirements set forth in the preceding paragraph.
          If, prior to consummation of the Exchange Offer, any Initial Purchaser or any other Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or if any Holder is not entitled to participate in the Exchange Offer, the Issuers upon the request of the Initial Purchasers or any such Holder, as the case may be, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers or any such Holder, as the case may be, in exchange (the “Private Exchange”) for such Notes held by such Initial Purchaser or any such Holder a like principal amount of notes (the “Private Exchange Notes”) of the Issuers that are identical in all material respects to the Exchange Notes except that the Private Exchange Notes may be subject to restrictions on transfer and bear a legend to such effect. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes (if permitted by the CUSIP Service Bureau).
          Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers shall have no further registration obligations other than the Issuers’ continuing registration obligations with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which clause (c)(iv) of this Section 2 applies.

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          In connection with the Exchange Offer, the Issuers shall:
     (1) mail or cause to be mailed to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
     (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;
     (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and
     (4) otherwise comply in all material respects with all applicable laws, rules and regulations.
          As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:
     (1) accept for exchange all Notes validly tendered and not validly withdrawn by the Holders pursuant to the Exchange Offer and the Private Exchange, if any;
     (2) deliver or cause to be delivered to the Trustee for cancellation all Registrable Notes so accepted for exchange; and
     (3) cause the Trustee to authenticate and deliver promptly to each such Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Registrable Notes of such Holder so accepted for exchange.
          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers and (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.
          The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture (in either case, with such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA and shall provide that (a) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (b) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.
          (c) In the event that (i) the applicable law or interpretations of the staff of the Commission do not permit the Issuers to effect the Exchange Offer, (ii) for any reason the Exchange Offer is

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not consummated within 270 days of the Issue Date, (iii) any Holder notifies the Company prior to the 20th Business Day following consummation of the Exchange Offer that it is prohibited by law or the applicable interpretations of the staff of the Commission from participating in the Exchange Offer, (iv) in the case of any Holder who participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of any Issuer within the meaning of the Securities Act) or (v) any Initial Purchaser so requests with respect to Notes or Private Exchange Notes that have, or that are reasonably likely to be determined to have, the status of unsold allotments in an initial distribution (each such event referred to in clauses (i) through (v) of this sentence, a “Shelf Filing Event”), then the Issuers shall file a Shelf Registration pursuant to Section 3 hereof.
     Section 3. Shelf Registration
          If at any time a Shelf Filing Event shall occur, then:
          (a) Shelf Registration. The Issuers shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the “Shelf Registration”). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.
          (b) The Issuers shall use all their reasonable best efforts (x) to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the later of (A) the 150th day after the Issue Date and (B) the 120th day after the occurrence of the applicable Shelf Filing Event and (y) to keep the Shelf Registration continuously effective under the Securities Act until the expiration of the one-year period for non-affiliates referred to in Rule 144(b)(1) under the Securities Act, subject to extension pursuant to the penultimate paragraph of Section 5 hereof (the “Effectiveness Period”), or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration; provided, however, that (i) the Effectiveness Period in respect of the Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (ii) the Company may suspend the effectiveness of the Shelf Registration by written notice to the Holders solely (A) as a result of the filing of a post-effective amendment to the Shelf Registration to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (B) to the extent and for so long as permitted by the penultimate paragraph of Section 5.
          (c) Supplements and Amendments. The Issuers agree to supplement or make amendments to the Shelf Registration as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

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     Section 4. Liquidated Damages
          (a) The Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree that if:
     (i) the Exchange Offer is not consummated on or prior to the 270th day following the Issue Date, or, if that day is not a Business Day, the next day that is a Business Day; or
     (ii) the Shelf Registration is required to be filed but is not declared effective within the time period specified in Section 3(b)(x), or is declared effective by such date but thereafter ceases to be effective or usable (unless the Shelf Registration ceases to be effective or usable as specifically permitted by the penultimate paragraph of Section 5 hereof),
(each such event referred to in clauses (i) and (ii) a “Registration Default”), additional interest in the form of additional cash interest (“Liquidated Damages”) will accrue on the affected Registrable Notes. The rate of Liquidated Damages will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum amount of Liquidated Damages of 1.00% per annum, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which such Registrable Note ceases to be a Registrable Note or otherwise become freely transferable by Holders other than Affiliates of the Issuers without further registration under the Securities Act. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Liquidated Damages for such subsequent Registration Default shall initially be 0.25% regardless of the rate in effect with respect to any prior Registration Default at the time of cure of such Registration Default and shall increase in the manner and be subject to the maximum Liquidated Damages rate contained in the preceding sentence.
          Notwithstanding the foregoing, (1) the amount of Liquidated Damages payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Registrable Notes that is not entitled to the benefits of the Shelf Registration (e.g., such Holder has not elected to include information) shall not be entitled to Liquidated Damages with respect to a Registration Default that pertains to the Shelf Registration.
          (b) So long as Notes remain outstanding, the Company shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid. Any amounts of Liquidated Damages due pursuant to clauses (a)(i) or (a)(ii) of this Section 4 will be payable in cash semi-annually on each January 1 and July 1 (each a “Liquidated Damages Payment Date”), commencing with the first such date occurring after any such Liquidated Damages commences to accrue, to Holders to whom regular interest is payable on such Liquidated Damages Payment Date with respect to Notes that are Registrable Notes. The amount of Liquidated Damages for each Registrable Note will be determined by multiplying the applicable rate of Liquidated Damages by the aggregate principal amount of such Registrable Note outstanding on the Liquidated Damages Payment Date following such Registration Default in the case of the first such payment of Liquidated Damages with respect to a Registration Default (and thereafter at the next succeeding Liquidated Damages Payment Date until the cure of such Registration Default), and multiplying the product of the foregoing by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

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     Section 5. Registration Procedures
          In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:
     (a) Prepare and file with the Commission the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel (if requested by any such person) and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.
     (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended or supplemented.
     (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that such Broker-Dealer will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel (if such counsel is known to the Issuers) and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment in-

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cluding financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to any Issuer that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s determination that a post-effective amendment to a Registration Statement would be appropriate.
     (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.
     (e) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) promptly incorporate in such Registration Statement or Prospectus a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Participating Broker-Dealer, as the case may be (based upon advice of counsel), determine is reasonably required to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Issuers shall not be required to take any action hereunder that would, in the written opinion of counsel to the Issuers, violate applicable laws.

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     (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, who so requests, their counsel (if requested by any such person) and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.
     (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel (if requested) and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.
     (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where Exchange Notes or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause the Issuers’ counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.
     (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be

11

sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may request at least two Business Days prior to any sale of such Registrable Notes.
     (j) Use their reasonable best efforts to cause the Registrable Notes or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.
     (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5) file with the Commission, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.
     (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, whether or not such offering is an underwritten offering, (i) make such representations and warranties to the underwriter or underwriters (and to any Holder that has advised the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act), and covenants with, the underwriters with respect to the business of the Issuers and their subsidiaries (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) use their reasonable best efforts to obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters (and to any Holder that has advised the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act) covering the matters customarily cov-

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ered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use their reasonable best efforts to obtain “cold comfort” letters and updates thereof in form, scope and substance reasonably satis factory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters (and to any Holder that has advised the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act), such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; provided that the Issuers shall not be required to provide indemnification to any underwriter selected in accordance with the provisions of Section 10 hereof with respect to information relating to such underwriter furnished in writing to the Company by or on behalf of such underwriter expressly for inclusion in such Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.
     (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable in the opinion of counsel for an Inspector in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public; provided, however, that (i) each Inspector shall agree to use reasonable best efforts to provide notice to the Company of the potential disclosure of any information by such Inspector pursuant to clause (i), (ii) or (iii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (n)) and (ii) each such Inspector shall take such actions as

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are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.
     (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(b) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.
     (p) Comply with all applicable rules and regulations of the Commission and make generally available to the Company’s securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158.
     (q) Upon the request of a Holder, upon consummation of the Exchange Offer or a Private Exchange, use their reasonable best efforts to obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with its respective terms, subject to customary exceptions and qualifications.
     (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; provided that in no event shall such Registrable Notes be marked as paid or otherwise satisfied.
     (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”).
     (t) Use their reasonable best efforts to take all other steps reasonably necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

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          The Company may require each seller of Registrable Notes or Exchange Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes or Exchange Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request and in the event of such an exclusion, the Issuers shall have no further obligation under this Agreement (including, without limitation, the obligations under Section 4) with respect to such seller or any subsequent Holder of such Registrable Notes. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller not materially misleading.
          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company or the Guarantors, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or the Guarantors, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.
          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes that, upon the Company providing notice to such Holder or Participating Broker-Dealer, as the case may be, (x) of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v) hereof, or (y) that the Board of Directors of the Company (the “Board of Directors”) has resolved that the Company has a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to the penultimate paragraph of this Section 5), the Issuers may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration, in all cases, for a period (a “Delay Period”) expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto or (ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Issuers’ obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or (B) 60 days after the Company notifies the Holders of such good faith determination. There shall not be more than 90 days of Delay Periods during any 12-month period. The maximum length of the Applicable Period set forth in Section 2(b) shall be extended by a number of days equal to the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Issuers to pay Liquidated Damages under the circumstances set forth in Section 4 hereof.
          Each Holder or Participating Broker-Dealer, by its acceptance of any Registrable Note, agrees that during any Delay Period, each Holder or Participating Broker-Dealer will discontinue disposition of such Notes or Exchange Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be.

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     Section 6. Market Making.
          (a) At such time and for so long as any of the Notes or Exchange Notes are outstanding and any of the Initial Purchasers (each in such capacity, the “Market Maker”) or any of their Af filiates is an Affiliate of the Company, the Guarantors or any of their Affiliates and proposes to make a market in the Notes or the Exchange Notes as applicable, as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market Maker:
     (i) The Company and the Guarantors shall (A) on the date that the Exchange Offer Registration Statement or, if required hereby, the Shelf Registration is filed with the Commission, file one or more registration statements (the “Market Making Registration Statements”) (which may be the Exchange Offer Registration Statement or the Shelf Registration if permitted by the rules and regulations of the Commission) and use their commercially reasonable best efforts to cause such Market Making Registration Statements to be declared effective by the Commission on or prior to the consummation of the Exchange Offer or the effective date of the Shelf Registration, as applicable; (B) periodically amend such Market Making Registration Statements so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) amend the Market Making Registration Statements or amend or supplement the related Prospectuses when necessary to reflect any material changes in the information provided therein; and (D) amend the Market Making Registration Statements when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing the Market Making Registration Statements, any amendment thereto or any supplement to the related Prospectuses, the Company shall furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel and (2) the Company and the Guarantors will not file any Market Making Registration Statement, any amendment thereto or any amendment or supplement to the related Prospectus to which the Market Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market Making Registration Statement, amendment or supplement is required to be filed under applicable securities laws and the Company will provide the Market Maker and its counsel with copies of such Market Making Registration Statement and each amendment and supplement filed. The Company, in its sole discretion, may determine to include Prospectuses relating to each of the Notes or the Exchange Notes in the same or different Market Making Registration Statements so long as each such registration statement complies with this Section 6. The term “Prospectus” in this Section 6 includes any Prospectus contained in a Market Making Registration Statement relating to any or all of the Notes or the Exchange Notes, as applicable.
     (ii) The Company shall notify the Market Maker and, if requested by the Market Maker, confirm such advice in writing, (A) when any Market Making Registration Statement, any post-effective amendment to any Market Making Registration Statement or any amendment or supplement to the related Prospectus has been filed, and, with respect to any Market Making Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to any Market Making Registration Statement, any supplement or amendment to the related Prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of any Market Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or the Exchange Notes, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose; and (E) of the happening of any event that makes any statement made in any Market Making Registration Statement, the related Prospectus or any amendment or supplement thereto untrue or that requires that making of any

16

changes in any Market Making Registration Statement, such Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.
     (iii) If any event contemplated by Section 6(a)(ii)(B) through (E) occurs during the period for which the Company and the Guarantors are required to maintain an effective Market Making Registration Statement, the Company and the Guarantors shall promptly prepare and file with the Commission a post-effective amendment to each Market Making Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (iv) In the event of the issuance of any stop order suspending the effectiveness of any Market Making Registration Statement or of any order suspending the qualification of the Notes or Exchange Notes for sale in any jurisdiction, the Company and the Guarantors shall promptly use their reasonable best efforts to obtain its withdrawal.
     (v) The Company shall furnish to the Market Maker, without charge, (A) at least one conformed copy of any Market Making Registration Statement and any post-effective amendment thereto and (B) as many copies of the related Prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.
     (vi) The Company and the Guarantors shall consent to the use of any Prospectus contained in any Market Making Registration Statement or any amendment or supplement thereto by the Market Maker in connection with its market-making activities.
     (vii) Notwithstanding the foregoing provisions of this Section 6, the Company and the Guarantors may for valid business reasons, including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify the Market Maker in writing that a Market Making Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Notes or Exchange Notes; provided that the use of a Market Making Registration Statement or the Prospectus contained therein shall not be suspended for more than 75 days (whether or not consecutive) in the aggregate in any 12-month period. The Market Maker agrees that upon receipt of any notice from the Company pursuant to this Section 6(a)(vii), it will discontinue use of the Prospectus contained in such Market Making Registration Statement until receipt of copies of the supplemented or amended Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus contained in such Market Making Registration Statement may be resumed.
          (b) In connection with any Market Making Registration Statement, the Company and the Guarantors shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market Maker all relevant financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their respective subsidiaries and (ii) use their respective reasonable best efforts to have their respective officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market Maker; provided, however, that any information that is designated in writing by the Company or the Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Market Maker or any representative or counsel, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

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          (c) Prior to the effective date of any Market Making Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Notes or Exchange Notes, as applicable, for sale under the laws of such jurisdictions as the Market Maker reasonably re quests in writing and will maintain such qualification in effect so long as required to enable the offer and sale in such jurisdictions of the Notes or Exchange Notes, as applicable, covered by such Market Making Registration Statement; provided that in no event shall the Company and the Guarantors be obligated to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to subject itself to service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdiction if it not so subject.
          (d) The Company and the Guarantors represent and agree that any Market Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related Prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such Prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Market Making Registration Statement or the related Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the “Plan of Distribution” section of the related Prospectus (the “Market Maker’s Information”).
          (e) At the time of effectiveness of any Market Making Registration Statement and concurrently with each time such Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a certificate of its Chief Executive Officer and its Chief Financial Officer to the effect that:
     (i) such Market Making Registration Statement has been declared effective;
     (ii) in the case of an amendment to such Market Making Registration Statement, such amendment has become effective under the Act as of the date and time specified in such certificate, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such certificate on the date specified therein;
     (iii) to the knowledge of such officers, no stop order suspending the effectiveness of such Market Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and
     (iv) such officers have carefully examined such Market Making Registration Statement and the Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such Market Making Registration Statement, amendment or supplement, as applicable, the Market Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact

18

and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (f) At the time of effectiveness of any Market Making Registration Statement and concurrently with each time any Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with the written opinion of counsel for the Company satisfactory to the Market Maker to the effect that:
     (i) such Market Making Registration Statement has been declared effective;
     (ii) in the case of an amendment to such Market Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein;
     (iii) to the knowledge of such counsel, no stop order suspending the effectiveness of such Market Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and
     (iv) such counsel has reviewed such Market Making Registration Statement and the Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and participated with officers of the Company and independent public accountants for the Company in the preparation of such Market Making Registration Statement and Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and has no reason to believe that (except for the financial statements and other financial and statistical data contained therein as to which such counsel need express no belief) as of the date of such Market Making Registration Statement, amendment or supplement, as applicable, the Market Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (g) At the time of effectiveness of any Market Making Registration Statement and concurrently with each time such Market Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a letter of KPMG LLP (or other independent public accountants for the Company or the Guarantors of nationally recognized standing) in form satisfactory to the Market Maker, addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to the Purchase Agreement, with, in the case of an amendment or supplement that includes audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.
          (h) The Company and the Guarantors, on the one hand, and the Market Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 8 of this Agreement.

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          (i) The Company and the Guarantors will comply with the provisions of this Section 6 at their own expense and will reimburse the Market Maker for its expenses associated with this Section 6 (including reasonable fees of counsel for the Market Maker).
          (j) The agreements contained in this Section 6 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Notes and Exchange Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
          (k) For purposes of this Section 6, (i) any reference to the terms “amend”, “amendment” or “supplement” with respect to any Market Making Registration Statement or the Prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference and (ii) any reference to the terms “Notes” or “Exchange Notes” shall be deemed to refer to and include any securities issued in exchange for or with respect to such Notes or Exchange Notes.
     Section 7. Registration Expenses
          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or the Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of an Exchange Offer, or (y) as provided in Section 5(h) hereof, in the case of a Shelf Registration or in the case of Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and the reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 8 hereof) selected by the Holders of a majority in aggregate principal amount of Notes, Exchange Notes and Private Exchange Notes being registered and reasonably satisfactory to the Issuers, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by any of the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, (xi) any required fees and expenses incurred in connection with any filing required to be made with the FINRA and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder

20

shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.
     Section 8. Indemnification
          (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and each such Participating Broker-Dealer and the agents, partners, members, employees, officers, managers and directors of any such controlling Person (each, a “Participant”) from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever actually incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, “Losses”) to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided that the foregoing indemnity shall not be available to any Participant insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.
          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of their respective agents, partners, members, employees, officers and members of the board of directors from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Participant furnished in writing to the Company by or on behalf of such Participant expressly for use therein.
          (c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) above of notice of the commencement of any action, suit or proceeding (collectively, an “action”), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 8 except to the extent that it has been preju-

21

diced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying party or parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded, after consultation with counsel, that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the reasonable fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and shall be reasonably acceptable to the Company and any such separate firm for the Issuers, their Affiliates, officers, directors, representatives, employees and agents and such control Person of such Issuers shall be designated in writing by such Issuers and shall be reasonably acceptable to the Holders. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 8, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 45 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from the indemnifying party for any Losses referred to therein, or is insufficient to hold harmless a party indemnified under this Section 8 for any Losses referred to therein, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party, on the one hand, and each indemnified party, on the other hand, from the sale of the Notes to the Initial Purchasers or the resale of the Registrable Notes by such Holder, as applicable, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but

22

also the relative fault of each indemnified party, on the one hand, and each indemnifying party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and each Participant, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the sale of the Notes to the Initial Purchasers (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total net profit received by such Participant in connection with the sale of the Registrable Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Participant and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.
          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit received by such Participant in connection with the sale of the Registrable Notes exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under this Section 8 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.
     Section 9. Rules 144 and 144A
          The Issuers covenant that they will file the reports required, if any, to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuers are not required to file such reports, they will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuers further covenant that for so long as any Registrable Notes remain outstanding they will take such further action as any Holder of Registrable Notes may reasonably request from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.
     Section 10. Underwritten Registrations
          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will man-

23

age the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.
          No Holder of Registrable Notes may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
     Section 11. Miscellaneous
          (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not inconsistent with, in any material respect, the rights granted to the holders of any of the Issuers’ other issued and outstanding securities under any such agreements. The Issuers have not entered and will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.
          (b) Adjustments Affecting Registrable Notes. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.
          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (I) the Company (on behalf of all Issuers) and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 8 and this Section 11(c) may not be amended, modified or supplemented except pursuant to a written agreement duly signed and delivered by the Issuers and each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification, waiver or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.
          (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:
     (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

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     (ii) if to any Issuer, to it
c/o Basic Energy Services, Inc.
400 W. Illinois, Suite 800
Midland, TX 79701
Fax: (432) 620-5501
Attention: Alan Krenek, Senior Vice President, Chief Financial Officer,
Treasurer, and Secretary
with a copy to:
Andrews Kurth LLP
600 Travis, Suite 4200
Houston, TX 77002
Fax: (713) 220-4285
Attention: David C. Buck, Esq.
     (iii) if to the Initial Purchasers, at the address as follows:
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Registration Department
          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient’s telecopier machine, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.
          (e) Guarantors. So long as any Registrable Notes remain outstanding, the Issuers shall cause each Person that becomes a guarantor of the Notes under the Indenture to execute and deliver a counterpart to this Agreement which subjects such Person to the provisions of this Agreement as a Guarantor. Each of the Guarantors agrees to join the Issuers in all of their undertakings hereunder to effect the Exchange Offer for the Exchange Notes and the filing of any Shelf Registration required hereunder.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.
          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

25

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (k) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (l) Third-Party Beneficiaries. Holders and beneficial owners of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons. No other Person is intended to be, or shall be construed as, a third-party beneficiary of this Agreement.
          (m) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, Affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

26

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BASIC ENERGY SERVICES, INC.
By:
	Name:	Kenneth V. Huseman
	Title:	President and Chief Executive Officer

BASIC ENERGY SERVICES, GP, LLC, as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ENERGY SERVICES, LP, LLC, as a Guarantor
By:
	Name:	Jerry Tufly
	Title:	Sole Manager

BASIC ENERGY SERVICES, L.P., as a Guarantor
By:	BASIC ENERGY SERVICES GP, LLC
its General Partner

By:
	Name:	Kenneth V. Huseman
	Title:	President

FIRST ENERGY SERVICES COMPANY, as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

BASIC ESA, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

BASIC MARINE SERVICES, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

CHAPARRAL SERVICE, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

HENNESSEY RENTAL TOOLS, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

OILWELL FRACTURING SERVICES, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

WILDHORSE SERVICES, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

LEBUS OIL FIELD SERVICE CO., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

GLOBE WELL SERVICE, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

SCH DISPOSAL, L.L.C., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

JS ACQUISITION LLC, as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR HOLDINGS, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

ACID SERVICES LLC, as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

JETSTAR ENERGY SERVICES, INC., as a Guarantor
By:
	Name:	Kenneth V. Huseman
	Title:	President

SLEDGE DRILLING CORP.
By:
	Name:	Kenneth V. Huseman
	Title:	President

PERMIAN PLAZA, LLC
By:
	Name:	Kenneth V. Huseman
	Title:	President

XTERRA FISHING & RENTAL TOOLS CO.
By:
	Name:	Kenneth V. Huseman
	Title:	President

GOLDMAN, SACHS & CO. BANC OF AMERICA SECURITIES LLC, UBS SECURITIES LLC, JEFFERIES & COMPANY, INC., CAPITAL ONE SOUTHCOAST, INC., COMERICA SECURITIES, INC. and NATIXIS BLEICHROEDER INC.
By:	GOLDMAN, SACHS & CO.,
BANC OF AMERICA SECURITIES LLC and
UBS SECURITIES LLC as Representative of the Initial Purchasers

By:
(Goldman, Sachs & Co.)

BANC OF AMERICA SECURITIES LLC
By:
Name:
Title:

UBS SECURITIES LLC
By:
Name:
Title:

By:
Name:
Title:

Exhibit B
FORM OF OPINION OF COMPANY COUNSEL
          (i) The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware. Each of the Applicable Guarantors listed on the exhibit to the opinion is validly existing as a corporation, limited liability company or limited partnership as indicated in such exhibit and in good standing under the laws of its jurisdiction of Delaware or Texas as indicated in such exhibit.
          (ii) The Company has the corporate power and corporate authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, the Note Documents and (ii) carry on its business and own its properties as described in the Offering Circular. Each of the Applicable Guarantors has the corporate, limited liability company or limited partnership power and authority under the laws of its jurisdiction of organization or formation as indicated in the exhibit to the opinion to (i) execute and deliver, and to incur and perform all of its obligations under, the Note Documents to which it is a party and (ii) carry on its business and own its properties as described in the Offering Circular.
          (iii) Each of the Purchase Agreement, the Registration Rights Agreement, the Original Notes and the Indenture has been duly authorized, executed and delivered by the Company. The Exchange Notes have been duly authorized by the Company. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the notations of guarantee appearing on the Original Notes has been duly authorized, executed and delivered by each of the Applicable Guarantors. Each of the Security Documents has been duly authorized, executed and delivered by each of the Grantors party thereto.
          (iv) None of (i) the execution and delivery of, or the incurrence or performance by the Issuers of their respective obligations under, each of the Note Documents to which it is a party, each in accordance with its terms, (ii) the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents, (iii) the offering, issuance, sale and delivery of the Original Notes pursuant to the Purchase Agreement, (iv) the offering, issuance, exchange and delivery of the Exchange Notes pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (v) the issuance of the guaranties of the Original Notes by the Guarantors, as set forth in the Indenture, or (vi) the issuance of the guaranties of the Exchange Notes by the Guarantors, as set forth in the Indenture, at such time as the Exchange Notes are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute a violation of the Applicable Issuer Organizational Documents, (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), or result in a Repayment Event (as defined in the Purchase Agreement), other than a Repayment Event that is contemplated by the Pricing Disclosure Package and the Final Offering Circular to be satisfied at the Closing Date, under any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of any Issuer pursuant to any Applicable Agreement (other than Liens created and perfected pursuant to the Security Documents), (D) resulted, results or will result in any violation of (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) the General Corporation Law of the State of Delaware, (iv) the Delaware Limited Liability Company Act, (v) the Delaware Revised Uniform Limited Partnership Act, (vi) applicable laws of the United States of America or (vii) Regulation T, U or X of the Board of Governors of the Federal Reserve System, or (E) resulted, results or will result in the contravention of any Applicable Order.
          (v) No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for (i) the execution and delivery by each of the Issuers of, the Note Documents to which it is a party or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Note Documents against any of the Issuers that is a party thereto, (ii) the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents (other than any filing required to perfect the Liens on the Collateral pursuant to the Security Documents) or (iii) the offering, issuance, sale and delivery of the Original Notes pursuant to the Purchase Agreement. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Texas, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) the General Corporation Law of the State of Delaware, (iv) the Delaware Limited Liability Company Act, (v) the Delaware Revised Uniform Limited Partnership Act and (vi) applicable laws of the United States of America.
          (vi) The statements under the captions “Description of the Notes,” “Exchange Offer; Registration Rights” and “Description of Other Indebtedness” in the Pricing Disclosure Package and the Offering Circular, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.
          (vii) The statements in the Preliminary Offering Circular and the Offering Circular under the caption “Material United States Federal Income Tax Consequences,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
          (viii) The Indenture constitutes a valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
          (ix) When authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Original Notes will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, under applicable laws of the State of New York.

          (x) When the Original Notes have been authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the guarantee of the Original Notes included in the Indenture will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with the terms of the Indenture, under applicable laws of the State of New York.
          (xi) When validly executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered in exchange for Original Notes pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the Exchange Notes will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, trader applicable laws of the State of New York.
          (xii) When the Exchange Notes have been validly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered in exchange for Original Notes pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the guarantee included in the Indenture of the Exchange Notes will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with applicable laws of the State of New York.
          (xiii) The Registration Rights Agreement constitutes a valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
          (xiv) Each Security Document constitutes a valid and binding obligation of each Grantor party thereto, enforceable against such Grantor in accordance with its terms under the applicable laws of the State of New York..
          (xv) Each Security Document is effective to create, in favor of the Trustee for the benefit of the Secured Parties (as defined in such Security Document), a valid security interest under the Uniform Commercial Code of the State of New York (the “NY UCC”) in all of the right, title and interest of each Grantor party thereto in, to and under the Collateral (as defined in such Security Document) to which Article 9 of the NY UCC is applicable (the “Article 9 Collateral”) as collateral security for the payment when due of the Secured Obligations (as defined in such Security Document).
          (xvi) Upon the creation of the security interest referred to in paragraph (xv) above consisting of that portion of the Article 9 Collateral in which a security interest may be perfected by the filing of a financing statement under (a) Article 9 of the Uniform Commercial of the State of Delaware, such security interest will be perfected by the filing of the Delaware Financing Statements1 in the office of the Secretary of State of the State of Delaware, and (b) Chapter 9 of the Uniform Commercial of the State of Texas, such security interest will be

[1]	To be defined as those Uniform Commercial Code Financing Statements naming the Grantors organized in the State of Delaware as debtors and the Trustee as secured party.

perfected by the filing of the Texas Financing Statements2 in the office of the Secretary of State of the State of Texas.
          (xvii) Assuming (i) the accuracy of the representations and warranties of the Issuers set forth in Section 5(a) of the Purchase Agreement, (ii) the due performance by the Issuers and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and the restrictions described in the Offering Circular, (iv) the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 5(b) of the Purchase Agreement, (v) the accuracy of the representations and warranties made or deemed to be made in accordance with the Purchase Agreement and the Offering Circular by purchasers to whom the Initial Purchasers initially resell the Original Notes, and (vi) that purchasers to whom the Initial Purchasers initially resell the Original Notes have been made aware of the information set forth in the Offering Circular under the caption “Notice to Investors,” (A) the offer, issue, sale and delivery of the Original Notes (and the guaranties thereof by the Guarantors) to the Initial Purchasers and the initial resale of the Original Notes (and the guaranties thereof by the Guarantors) by the Initial Purchasers, each in the manner contemplated by the Purchase Agreement and the Offering Circular, do not require registration under the Securities Act, and (B) prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration (as defined in the Registration Rights Agreement), such offer, issue, sale and delivery of the Original Notes (and the guaranties thereof by the Guarantors) and such initial resale of the Original Notes (and the guaranties thereof by the Guarantors) do not require qualification of the Indenture under the Trust Indenture Act of 1939, as amended, provided, however, that we express no opinion as to any subsequent resale of any Original Note (and the guaranties thereof by the Guarantors) or any Exchange Note (and the guaranties thereof by the Guarantors).
          (xviii) Each of the Issuers is not, and immediately after giving effect to the issuance and sale of the Original Notes occurring today and the application of proceeds therefrom as described in the Offering Circular, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.
          In addition, we have participated in conferences with officers and other representatives of the Issuers, the independent registered public accounting firm for the Issuers, your counsel and your representatives at which the contents of the Pricing Disclosure Package and the Offering Circular and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Offering Circular (except as and to the extent set forth in paragraphs 6 and 7 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Issuers), no facts have come to our attention that have led us to believe that (i) the Pricing Disclosure Package, as of 3:00 p.m. (New York City Time) on July 23, 2009 (which you have informed us is a time prior to the time of the first sale of the Securities by any Initial Purchaser), contained an untrue statement

[2]	To be defined as those Uniform Commercial Code Financing Statements naming the Grantors organized in the State of Texas as debtors and the Trustee as secured party.

of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) each Company Supplemental Disclosure Document listed on Schedule IV to the Purchase Agreement, as supplemented by and taken together with the Pricing Disclosure Package as of 3:00 p.m. (New York City Time) on July 23, 2009, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Offering Circular, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon and (ii) any other financial or accounting data, included in, or excluded from, the Offering Circular or the Pricing Disclosure Package.

Exhibit C
FORM OF LOCAL COUNSEL OPINION
          (i) Each of Oilwell Fracturing Services, Inc., Wildhorse Services, Inc. and Hennessey Rental Tools, Inc. (collectively, the “Oklahoma Guarantors”) has been duly incorporated and is validly existing and in good standing under the laws of the State of Oklahoma.
          (ii) Each of the Oklahoma Guarantors has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Security Documents to which such Oklahoma Guarantor is a party, and to own and hold its respective properties and conduct its business as described in the Offering Circular.
          (iii) Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the notation of guarantee appearing on the Original Notes and the Security Documents to which such Oklahoma Guarantor is a party has been duly authorized, executed and delivered by each of the Oklahoma Guarantors.
          (iv) Each of the Oklahoma Guarantors has duly authorized its notation of guarantee on the Exchange Notes.
          (v) (i) The issuance of the guarantee of the Original Notes by each of the Oklahoma Guarantors, as set forth in the Indenture, (ii) the issuance of the guarantee of the Exchange Notes by each of the Oklahoma Guarantors, as set forth in the Indenture, at such time as the Exchange Notes are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (iii) the execution, delivery and compliance by each of the Oklahoma Guarantors with all of the provisions of the Note Documents and the performance of its obligations thereunder and (iv) the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents will not result in a violation of each of the Oklahoma Guarantor’s certificate of incorporation, as amended, or by-laws, as amended, as certified by each of the Oklahoma Guarantors to be in effect on the date of the opinion or any Applicable Law.3
          (vi) To the extent that the filing of a financing statement can be effective to perfect a security interest in the Article 9 Collateral (as such term is hereinafter defined) under the Oklahoma Uniform Commercial Code (the “Oklahoma UCC”), the security interest in favor of the Trustee in that portion of the Article 9 Collateral described in the financing statements will be duly perfected upon the filing of the financing statements in the Office of the Secretary of State of the State of Oklahoma. As used herein, the term “Article 9 Collateral” means, collectively, that portion of the Collateral (as such term is defined in the Security Agreement) to the extent that such Collateral is property in which a security interest may be created under Article 9 of the Oklahoma UCC.

[3]	Applicable Law will be defined as the laws of the State of Oklahoma.

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Exhibit D
FORM OF LOCAL COUNSEL OPINION
          (i) Acid Services, LLC (the “Company”) has been duly formed and is validly existing and in good standing under the laws of the State of Kansas.
          (ii) The Company has all necessary limited liability company power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Security Documents to which it is a party and to own and hold its respective properties and conduct its business as described in the Offering Circular.
          (iii) Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the notation of guarantee appearing on the Original Notes and the Security Documents to which it is a party has been duly authorized, executed and delivered by the Company.
          (iv) The Company has duly authorized its notation of guarantee on the Exchange Notes.
          (v) (i) The issuance of the guarantee of the Original Notes by the Company, as set forth in the Indenture, (ii) the issuance of the guarantee of the Exchange Notes by the Company, as set forth in the Indenture, at such time as the Exchange Notes are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (iii) the execution, delivery and compliance by the Company with all of the provisions of the Note Documents and the performance of its obligations thereunder and (iv) the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents will not result in a violation of the articles of organization, as amended, or limited liability company agreement, as amended, of the Company certified by the Company as in effect on the date of the opinion or any Applicable Law.4
          (vi) To the extent that the filing of a financing statement can be effective to perfect a security interest in the Article 9 Collateral (as such term is hereinafter defined) under the Kansas Uniform Commercial Code (the “Kansas UCC”), the security interest in favor of the Trustee in that portion of the Article 9 Collateral described in the financing statements will be duly perfected upon the filing of the financing statements in the Office of the Secretary of State of the State of Kansas. As used herein, the term “Article 9 Collateral” means, collectively, that portion of the Collateral (as such term is defined in the Security Agreement) to the extent that such Collateral is property in which a security interest may be created under Article 9 of the Kansas UCC.

[4]	Applicable Law will be defined as the laws of the State of Kansas.

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Exhibit E
FORM OF LOCAL COUNSEL OPINION
          (i) Chaparral Service, Inc. (the “Company”) has been duly incorporated and is validly existing and in good standing under the laws of the State of New Mexico.
          (ii) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Security Documents to which it is a party and to own and hold its respective properties and conduct its business as described in the Offering Circular.
          (iii) Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the notation of guarantee appearing on the Original Notes and the Security Documents to which it is a party has been duly authorized, executed and delivered by the Company.
          (iv) The Company has duly authorized its notation of guarantee on the Exchange Notes.
          (v) (i) The issuance of the guarantee of the Original Notes by the Company, as set forth in the Indenture, (ii) the issuance of the guarantee of the Exchange Notes by the Company, as set forth in the Indenture, at such time as the Exchange Notes are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (iii) the execution, delivery and compliance by the Company with all of the provisions of the Note Documents and the performance of its obligations thereunder and (iv) the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents will not result in a violation of the certificate of incorporation, as amended, or by-laws, as amended, of the Company certified by the Company as in effect on the date of the opinion or any Applicable Law.5
          (vi) To the extent that the filing of a financing statement can be effective to perfect a security interest in the Article 9 Collateral (as such term is hereinafter defined) under the New Mexico Uniform Commercial Code (the “New Mexico UCC”), the security interest in favor of the Trustee in that portion of the Article 9 Collateral described in the financing statements will be duly perfected upon the filing of the financing statements in the Office of the Secretary of State of the State of New Mexico. As used herein, the term “Article 9 Collateral” means, collectively, that portion of the Collateral (as such term is defined in the Security Agreement) to the extent that such Collateral is property in which a security interest may be created under Article 9 of the New Mexico UCC.

[5]	Applicable Law will be defined as the laws of the State of New Mexico.

E-1